Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of August 28, 2009 (this “Agreement”), to the Credit Agreement dated as of March 30, 2007 (the “Credit Agreement”), among SPECTRUM BRANDS, INC., a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto (the “Lenders”), BANK OF NEW YORK MELLON (successor to Goldman Sachs Credit Partners L.P.), as the Administrative Agent (the “Administrative Agent”).

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

C. On February 3, 2009 (the “Petition Date”), the Loan Parties filed voluntary petitions for relief commencing cases (collectively, the “Chapter 11 Cases”) under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Western District of Texas (the “Bankruptcy Court”).

D. On July 15, 2009, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Loan Parties’ Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors under Chapter 11 of the Bankruptcy Code (as amended, supplemented or modified from time to time, the “Plan”).

E. Pursuant to the Confirmation Order, the claims existing under the Credit Agreement shall be treated pursuant to Section 3.2(b)(ii) of the Plan, which provides for the Credit Agreement to be amended on the terms and conditions set forth herein upon consummation of the Plan.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is hereby agreed as follows:

Section 1. Amendments. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as hereinafter defined), amended as follows:

(i) The definition of “Applicable Rate” is hereby amended in its entirety to read as follows:

“Applicable Rate” means (a) in the case of Dollar Term Loans, (i) 6.50% per annum with respect to Eurodollar Rate Loans and (ii) 5.50% per annum with respect to Base Rate Loans and (b) in the case of Euro Term Loans, 7.00% per annum.

(ii) The definition of “Base Rate” is hereby amended in its entirety to read as follows:

“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate in effect on such day plus  1/2 of 1%, (b) the Prime Rate in effect on such day and (c) 2.50%. Any change in the Base Rate due to a change in the Federal Funds Rate or the Prime Rate shall be effective on the effective day of such change in the Federal Funds Rate or the Prime Rate, respectively.

(iii) Clause (a) of the definition of “Change of Control” is hereby amended in its entirety to read as follows:

“(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than, in the case of a “group”, a group consisting of Permitted Holders and no other persons, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of the Borrower (the “Change of Control Threshold”), it being understood and agreed that if any single Permitted Holder shall have such beneficial ownership of an amount of Equity Interests of the Borrower that is greater than or equal to the Change of Control Threshold, there shall be a Change of Control as a result thereof;”

(iv) The definition of “Consolidated EBITDA” is hereby amended by:

a. Replacing the proviso in clause (a)(v) thereof with the following phrase:

“provided that such Restructuring Charges and such cash extraordinary and cash non-recurring losses and charges shall not exceed, in the aggregate since the Amendment No. 1 Effective Date, an amount (such amount being referred to as the “Permitted Basket Amount”) equal to (A) $14,000,000.00 minus (B) the aggregate amount of cash payments not deducted as set forth in clause (b)(ii) below in reliance on the proviso set forth at the end of such clause,”

b. adding the following sentence at the end of such definition:

“Notwithstanding the foregoing, any Restructuring Charges or cash extraordinary or cash non-recurring charges incurred by or reimbursed by the Borrower or any of the Subsidiaries deducted in calculating Consolidated Net Income shall be added back to Consolidated EBITDA (without regard to or reducing the Permitted Basket Amount) to the extent such Restructuring Charges or cash extraordinary or cash non-recurring charges constitute costs incurred or reimbursed in connection with the Chapter 11 Cases (whether incurred before or after the Amendment No. 1 Effective Date).”

(v) The definition of “Eurocurrency Rate” is hereby amended in its entirety to read as follows:

“Eurocurrency Rate” means, for any Interest Period, with respect to a Eurocurrency Rate Loan, the greater of (a) 1.50% and (b) the rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Administrative Agent as follows:

Eurocurrency Rate =	Eurocurrency Base Rate
1.00 - Eurocurrency Reserve Percentage

(vi) The definition of “Indentures” is hereby amended in its entirety to read as follows:

“‘Indenture” means that certain Indenture, dated as of August 28, 2009, among the Borrower, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, as amended, amended and restated, supplemented or otherwise modified from time to time.

(vii) The definition of “LC Maturity Date” is hereby amended in its entirety to read as follows:

“LC Maturity Date” means June 30, 2012.

(viii) The definition of “Loan Documents” is hereby amended in its entirety to read as follows:

“Loan Documents” means, collectively, this Agreement, Amendment No. 1, the Guarantee and Collateral Agreement, the Mortgages, the other Collateral Documents and the Successor Agent Agreement, dated as of May 20, 2009, among the The Bank of New York Mellon, Goldman Sachs Credit Partners L.P., the Borrower and certain Lenders party thereto.

(ix) The definition of “Material Adverse Effect” is hereby amended by adding the following proviso at the end thereof:

“; provided, that, neither the Chapter 11 Cases nor the events leading thereto shall constitute a Material Adverse Effect”

(x) The definition of “Net Cash Proceeds” is hereby amended by replacing the parenthetical appearing in subclause (B) of clause (a) thereof with the following parenthetical:

“(including sales commissions and legal, accounting and investment banking fees but excluding costs and expenses owed to any Affiliate of the Borrower (other than the Permitted Holders))”

(xi) The definition of “Related Fund” is hereby amended in its entirety to read as follows:

“Related Fund” shall mean, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

(xii) The definition of “Subordinated Notes” is hereby amended in its entirety to read as follows:

“Subordinated Notes” shall mean the 12% Senior Subordinated Toggle Notes due 2019, issued pursuant to the Indenture on August 28, 2009.

(xiii) The definition of “Term Maturity Date” is hereby amended in its entirety to read as follows:

“Term Maturity Date” means June 30, 2012.”

(xiv) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1, dated as of August 28, 2009, to the Credit Agreement implemented by the Confirmation Order and binding on the Borrower, the Lenders and the Administrative Agent.

“Amendment No. 1 Effective Date” shall have the meaning set forth in Amendment No. 1.

“Chapter 11 Cases” shall mean the jointly administered cases of the Loan Parties commenced under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Western District of Texas on February 3, 2009.

“Confirmation Date” shall mean July 15, 2009.

“Confirmation Order” shall mean the order confirming the Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors under Chapter 11 of the Bankruptcy Code entered by the United States Bankruptcy Court for the Western District of Texas on the Confirmation Date.

“Permitted Holders” shall mean each of D. E. Shaw Laminar Portfolios, L.L.C., Avenue Investments, LP, Avenue International Master, L.P., Avenue Special Situations Fund V, L.P., Avenue Special Situations Fund IV, L.P., Avenue-CDP Global Opportunities Fund, L.P., Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P. and Global Opportunities Breakaway Ltd. and each of their respective Affiliates and Permitted Related Funds.

“Permitted Related Fund” shall mean, with respect to any Permitted Holder that is an investment fund, any other investment fund that invests in commercial loans and that is managed by the same investment advisor as such Permitted Holder or by an Affiliate of such investment advisor.

“Petition Date” shall mean February 3, 2009.

“Significant Shareholder” shall mean any Person owning 10% or more of the Equity Interests of the Borrower.

(xv) Section 1.01 of the Credit Agreement is further amended by deleting the definition of “THLee.”

(xvi) Section 5.05(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b) Since the Amendment No. 1 Effective Date (after giving effect to the transactions contemplated by this Agreement and the Plan), there has been no event or circumstance that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect, other than such changes and developments that are contemplated by the Plan.”

(xvii) Section 5.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Section 5.06. Litigation. As of the Amendment No. 1 Effective Date (after giving effect to the transactions contemplated by this Agreement and the Plan), except as disclosed on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Borrower or any of its Subsidiaries or against any of their properties or revenues that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.”

(xviii) Section 5.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Section 5.07. No Default. As of the Amendment No. 1 Effective Date (after giving effect to the transactions contemplated by this Agreement and the Plan), neither the Borrower nor any Subsidiary is in default under or with respect to, or a party to, any Contractual Obligation that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.”

(xix) Section 6.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Section 6.16. Interest Rate Hedging. No later than 90 days after the Amendment No. 1 Effective Date (or such longer period of time as may be agreed by the Administrative Agent in its sole discretion), obtain and, at all times thereafter until June 30, 2011 cause to be maintained, protection against fluctuations in interest rates pursuant to one or more Swap Contracts in form and substance reasonably satisfactory to the Administrative Agent, in order to ensure that not less than 50% of the aggregate principal amount of the total Indebtedness for borrowed money of the Borrower and its Subsidiaries then outstanding is either (i) subject to such Swap Contracts or (ii) Indebtedness that bears interest at a fixed rate.”

(xx) Section 6.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Section 6.17. Ratings. Use commercially reasonable efforts to obtain as promptly as practicable after the Amendment No. 1 Effective Date, and thereafter to maintain at all times, ratings issued by Moody’s and S&P with respect to senior secured debt of the Borrower.”

(xxi) Section 7.02 of the Credit Agreement is hereby amended by:

a. replacing the words “date hereof” appearing in the first line of clause (h) thereof with “Amendment No. 1 Effective Date,”

b. deleting the word “and” in clause (n) thereof,

c. replacing the “.” with “; and” in clause (o) thereof,

d. in clause (o) thereof, replacing the words “through (n) above” with “through (n) and clause (p), in each case, of this Section 7.02;” and

e. adding the following at the end thereof:

“(p) unsecured Indebtedness (other than Indebtedness of Foreign Subsidiaries) in an aggregate principal amount at any time outstanding not to exceed $25,000,000 or any refinancing Indebtedness in respect thereof; provided in each case that such Indebtedness (i) shall initially be provided by one or more Permitted Holders or Significant Shareholders, (ii) shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the Indenture as in effect on the date hereof; (iii) shall not have any financial maintenance covenants; (iv) shall not have terms (other than pricing) that are materially less favorable to the Borrower than the terms hereof; and (v) shall not, by its terms or upon the happening of any event or condition (other than an event of default thereunder) (A) mature or be mandatorily redeemable (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable), (B) be redeemable at the option of the holder thereof, in whole or in part or (C) provide for the scheduled payments of interest or any fees or other consideration in cash, in each case, prior to the date that is six months after the Term Maturity Date.”

(xxii) Section 7.08 of the Credit Agreement is hereby amended by:

a. replacing each occurrence of the words “Closing Date” appearing in clause (h) thereof with “Amendment No. 1 Effective Date”; and

b. adding the following at the end thereof:

“Notwithstanding anything to the contrary provided herein, in the event that (a) the Borrower or any of its Subsidiaries makes any Disposition to a Permitted Holder at a time when such Permitted Holder is an Affiliate of the Borrower or any of its Subsidiaries and (b) in connection with such Disposition, the Borrower or any of its Subsidiaries makes a payment of any fee in excess of $1 million to such Permitted Holder (other than reasonable fees and expenses of third party advisors to such Permitted Holder), then for the purposes of calculating the “Net Cash Proceeds” of such Disposition, the amount of such fee shall not be subtracted from the cash proceeds of such Disposition pursuant to clause (a)(ii)(B) of the definition of “Net Cash Proceeds” unless the Borrower delivers to the Administrative Agent (for delivery to the Lenders) a letter addressed to the board of directors of the Borrower from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing, that is in the good faith determination of the board of directors of the Borrower qualified to render such letter, which letter states that the payment of such fee is fair to the Borrower or such Subsidiary from a financial point of view.”

(xxiii) Section 7.09 of the Credit Agreement is hereby amended by replacing the words “date hereof” appearing in clause (ii) of the proviso of such Section with “Amendment No. 1 Effective Date.”

(xxiv) Section 7.11 of the Credit Agreement is hereby amended by replacing the table that appears therein with the following:

Period	Maximum Senior Secured Leverage Ratio
Amendment No. 1 Effective Date to September 30, 2010	5.75 to 1.00
October 1, 2010 to September 30, 2011	5.50 to 1.00
October 1, 2011 and thereafter	5.00 to 1.00

(xxv) Section 7.13(b) of the Credit Agreement is hereby amended by adding “or (p)” at the end thereof.

(xxvi) Section 7.15 of the Credit Agreement is hereby amended by:

a. amending clause (a) thereof in its entirety to read as follows:

“(a) regularly scheduled or other mandatory interest and principal payments as and when due in respect of any such Indebtedness, other than any payments prohibited by the subordination provisions thereof; provided, that, until the date that is 18 months from the Amendment No. 1 Effective Date, the Borrower shall not be permitted to make regularly scheduled payments of interest in respect of the Subordinated Notes (or any refinancing, refunding, renewing or extending Indebtedness in respect thereof) in cash and shall only be permitted to make such payments by increasing the principal amount of the outstanding Notes;”

b. deleting the “and” at the end of clause (b) thereof;

c. replacing the “.” at the end of clause (c) thereof with “; and”; and

d. adding the following at the end thereof:

“(d) the conversion of the Subordinated Notes or any Indebtedness incurred pursuant to Section 7.02(p) hereof to Equity Interests of the Borrower.”

(xxvii) Schedules 5.06, 7.02(h), 7.08 and 7.09 are hereby amended and restated in their entirety to read as attached hereto as Annex A.

(xxviii) Effective as of the Amendment No. 1 Effective Date, the principal amount of Loans outstanding on the Amendment No. 1 Effective Date shall be deemed to be increased ratably among all Loans by an amount equal to (a) 1.50% multiplied by the aggregate principal amount of all Loans outstanding as of the Petition Date, multiplied by (b) the number of calendar days elapsed between the Petition Date and the Amendment No. 1 Effective Date divided by 360.

Section 2. Waiver. As of the Amendment No. 1 Effective Date (and subject to the occurrence thereof), each of the following Defaults and Events of Default arising under the Credit Agreement on or prior to the Amendment No. 1 Effective Date and the rights and remedies of the Agents and the Lenders under the Loan Documents with respect to such Defaults and Events of Default are hereby waived:

(i) the Events of Default arising under Sections 8.01(f), (g) and (e) of the Credit Agreement from the Loan Parties’ filing of the Chapter 11 Cases;

(ii) the Events of Default arising under Section 8.01(a) of the Credit Agreement from the non-payment of certain interest due and payable pursuant to the terms of the Credit Agreement during the duration of the Chapter 11 Cases;

(iii) the Events of Default arising under Section 8.01(a) of the Credit Agreement from the non-payment of interest at the full Default Rate during the pendency of the Chapter 11 Cases (other than to the extent required by the terms of Section 1(xxviii) hereof);

(iv) the Events of Default arising under Section 8.01(a) of the Credit Agreement from the failure to repay certain LC Disbursements due and payable pursuant to the terms of the Credit Agreement during the duration of the Chapter 11 Cases;

(v) the Events of Default arising under Sections 8.01(b) and (c) of the Credit Agreement from the failure to deliver certain notices pursuant to the terms of Section 6.03 of the Credit Agreement prior to and during the duration of the Chapter 11 Cases;

(vi) the Events of Default arising under Section 8.01(c) of the Credit Agreement from the failure to maintain ratings from S&P and Moody’s pursuant to the terms of the Credit Agreement;

(vii) any Events of Default arising under Sections 8.01(b) and 8.01(c) solely to the extent resulting from the Chapter 11 Cases or events leading thereto;

(viii) the Events of Default arising under Sections 8.01(c) and (e) of the Credit Agreement from the occurrence of the default and early termination date with respect to the Borrower’s ISDA Master Agreement, dated as of May 23, 2000, with J. Aron & Company and any other items to the extent resulting from the Chapter 11 Cases or events leading thereto;

(ix) any Events of Default arising under Section 8.01(h) from the entry of judgments or orders for the payment of money in excess of the Threshold Amount solely to the extent resulting from the Chapter 11 Cases or events leading thereto; and

(x) any Events of Default arising under Section 8.01(j) solely to the extent resulting from the Chapter 11 Cases or events leading thereto.

Section 3. Effectiveness. This Agreement shall become effective on the date (such date being referred to as the “Amendment No. 1 Effective Date”) upon which all of the conditions set forth in this Section 3 shall be satisfied. In the event that the conditions set forth in this Section 3 are not satisfied on or before October 15, 2009, then this Agreement shall be of no force or effect.

(i) The Administrative Agent shall have received a counterpart of this Agreement executed by a Responsible Officer of each Loan Party;

(ii) The Administrative Agent shall have received, for the account of the Lenders, an amount in immediately available funds equal to all the unpaid non-Default Rate interest through the Amendment No. 1 Effective Date;

(iii) All costs and expenses (including, without limitation, hourly-based legal fees and expenses of Wachtell, Lipton, Rosen & Katz, Haynes and Boone, LLP, Cravath, Swaine & Moore LLP and McGuire, Craddock & Strother, P.C., and all fees and expenses of Houlihan Lokey Howard & Zukin, Inc) required to be paid to the Agents, Lenders and the Arrangers pursuant to Section 10.04 of the Credit Agreement, the Agreed Order Relating to Motion of Senior Secured Lenders for Adequate Protection or otherwise shall have been paid to the extent due and invoiced;

(iv) The Borrower shall have reimbursed the LC Deposit Account for all unreimbursed LC Disbursements;

(v) The Bankruptcy Court shall have entered an order (the “Confirmation Order”) confirming the Loan Parties’ Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors under Chapter 11 of the Bankruptcy Code, as modified by the First Modification thereto, dated June 8, 2009, and the Second Modification thereto, dated July     , 2009 (the “Plan”), which Plan and Confirmation Order shall be consistent with this Agreement and shall otherwise be reasonably acceptable to the Administrative Agent (including, without limitation, as to exculpations and releases of the past and current Agents, the Lenders and their advisers) without any waiver or other modification thereof that is materially adverse to the interests of the Lenders; it being understood that the Plan as amended by the First Modification and Second Modification thereto is acceptable to the Administrative Agent; and

(vi) Such Plan shall have become effective or shall become effective substantially simultaneously with the effectiveness of this Agreement.

Section 4. Acknowledgements. Each Agent and each Lender hereby acknowledges and agrees that:

(i) The Amended and Restated Compliance Certificate delivered by the Borrower to the Administrative Agent on May 12, 2009 is acceptable in form and substance to each Agent and each Lender and such Restated Compliance Certificate amends and restates the Compliance Certificate delivered by the Borrower to the Administrative Agent on February 11, 2009 in its entirety;

(ii) The shutdown of the Growing Media business of the Borrower and its Subsidiaries, effective January 31, 2009, shall be deemed a Specified Disposition for all purposes under the Credit Agreement (it being acknowledged that any Disposition of inventory of the Growing Media business (other than in the context of the sale of the Growing Media business in part or in whole) shall be deemed to be a permitted Disposition pursuant to Section 7.05(a) or (b) as applicable);

(iii) The nomination, election and appointment of the new members of the board of directors of the Borrower pursuant to the terms of the Plan as in effect on the Amendment No. 1 Effective Date, does not and shall not constitute a Change of Control under the Credit Agreement;

(iv) On the Amendment No. 1 Effective Date, the Administrative Agent shall execute and deliver to the Borrower an intercreditor agreement substantially in the form of the existing ABL Intercreditor Agreement in connection with the Permitted ABL Facility contemplated by the Plan;

(v) All Restructuring Charges or cash extraordinary or cash non-recurring charges incurred by or reimbursed by the Borrower or any Subsidiary in connection with the Chapter 11 Cases or with the shutdown of the Growing Media business, effective January 31, 2009, shall be deducted from Excess Cash Flow pursuant to clause (b)(vii) of such definition to the extent such Restructuring Charges or cash extraordinary or cash non-recurring charges were added to Consolidated EBITDA;

(vi) As of the Amendment No. 1 Effective Date, the LC Facility shall be reestablished; and

(vii) The waivers set forth in Section 2 of this Agreement waive all Defaults and Events of Default raised by the Administrative Agent and its counsel in filings with the United States Bankruptcy Court for the Western District of Texas or in oral arguments before such court in the Chapter 11 Cases.

Section 5. Effect of Amendment No. 1. Each Loan Party hereby acknowledges and agrees that, except as expressly provided herein or in the Confirmation Order, (i) notwithstanding the effectiveness of this Agreement, all of the Loan Documents (including, without limitation, the Guarantee and Collateral Agreement and each of the other Collateral Documents) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement or any other document delivered in connection herewith and (ii) the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties under each of the Collateral Documents is hereby ratified and confirmed in all respects. All references to the Credit Agreement in any Loan Document or in any document, instrument, agreement or writing executed in connection with any Loan Document, shall from and after the Amendment No. 1 Effective Date be deemed to refer to the Credit Agreement as modified by this Agreement.

Section 6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by an electronically mailed scanned copy shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 7. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties below have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SPECTRUM BRANDS, INC., as the Borrower

By	/s/ Anthony L. Genito
Name: Anthony L. Genito Title: Executive Vice President, Chief Financial Officer, and Chief Accounting Officer

ROV HOLDING, INC.

UNITED INDUSTRIES CORPORATION

UNITED PET GROUP, INC.

ROVCAL, INC.

AQUARIA, INC.

SOUTHERN CALIFORNIA FOAM, INC.

TETRA HOLDING (US), INC.

SPECTRUM NEPTUNE US HOLDCO CORPORATION

PERFECTO MANUFACTURING, INC.

AQUARIUM SYSTEMS, INC.

SCHULTZ COMPANY

SPECTRUM JUNGLE LABS CORPORATION

DB ONLINE

By: United Pet Group, Inc., its Managing Member

By	/s/ Anthony L. Genito
Name: Anthony L. Genito Title: Vice President

[Signature Page to Term Credit Agreement Amendment No. 1]

BROAD POINT I, B.V, as Lender

By	/s/ Siti Strijbosch
Name: Siti Strijbosch Title: Managing Director

[Signature Page to Amendment No. 1]

KNIGHTHEAD MASTER FUND, L.P. By: Knighthead Capital Management, L.L.C., its Investment Manager, as Lender

By	/s/ Ara Cohen
Name: Ara Cohen Title: Managing Member

[Signature Page to Amendment No. 1]

BDIF LLC, as Lender

By	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Director

[Signature Page to Amendment No. 1]

COPPER RIVER CLO LTD., as Lender

By	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Director

[Signature Page to Amendment No. 1]

NZC OPPORTUNITIES (FUNDING) II, LIMITED, as Lender

By	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Director

[Signature Page to Amendment No. 1]

NZC GUGGENHEIM MASTER FUND LIMITED, as Lender

By	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Director

[Signature Page to Amendment No. 1]

ORPHEUS FUNDING LLC, as Lender

By	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

[Signature Page to Amendment No. 1]

GRAND CENTRAL ASSET TRUST REG SERIES, as Lender

By	/s/ Adam Jacobs
Name: Adam Jacobs Title: Attorney-in-Fact

[Signature Page to Amendment No. 1]

NCM FSIM 2008-1, as Lender

By	/s/ Sean Cheramie
Name: Sean Cheramie Title: Authorized Signatory

[Signature Page to Amendment No. 1]

REGIMENT CAPITAL, LTD By: Regiment Capital Management, LLC as its Investment Advisor By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

By	/s/ William J. Heffron
Name: William J. Heffron Title: Authorized Signatory

[Signature Page to Amendment No. 1]

PRESIDENT & FELLOWS OF HARVARD COLLEGE By: Regiment Capital Management, LLC Its Investment Advisor By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

By	/s/ William J. Heffron
Name: William J. Heffron Title: Authorized Signatory

[Signature Page to Amendment No. 1]

SCOGGIN CAPITAL MANAGEMENT, LP II By: S&E Partners, LP its: General Partner By: Scoggin, Inc. its: General Partner, as Lender

By	/s/ Craig Effron
Name: Craig Effron Title: President

[Signature Page to Amendment No. 1]

SCOGGIN INTERNATIONAL FUND, LTD. By: Scoggin, LLC its: investment manager, as Lender

By	/s/ Craig Effron
Name: Craig Effron Title: Managing Partner

[Signature Page to Amendment No. 1]

SCOGGIN WORLDWIDE FUND, LTD. By: Old Bellows Partners LP its Investment Manager By: Old Bell Associates LLC its General Partner, as Lender

By	/s/ Dev Chodry
Name: Dev Chodry Title: Managing Member

[Signature Page to Amendment No. 1]

SCOGGIN CREDIT OPPORTUNITIES MASTER FUND LTD. By: Old Bellows Partners LP its Investment Manager By: Old Bell Associates LLC its General Partner, as Lender

By	/s/ Dev Chodry
Name: Dev Chodry Title: Managing Member

[Signature Page to Amendment No. 1]

SPCP GROUP, LLC, as Lender

By	/s/ Richard Petrilli
Name: Richard Petrilli Title: Authorized Signatory

[Signature Page to Amendment No. 1]

HOUSTON MUNICIPAL EMPLOYEES PENSION SYSTEM By: DDJ Capital Management, LLC, in its capacity as Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

DDJ TOTAL RETURN LOAN FUND, L.P. By: GP Total Return, LP, its General Partner By: GP Total Return, LLC, its General Partner By: DDJ Capital Management, LLC, Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

GENERAL MOTORS WELFARE BENEFIT TRUST (VEBA)

State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Welfare Benefit Trust (VEBA) as directed by DDJ Capital Management, LLC, and not in its individual capacity, as a Lender

By	/s/ Jason R. Butler
Name: Jason R. Butler Title: Vice President State Street Bank & Trust Co.

[Signature Page to Amendment No. 1]

CATERPILLAR INC. MASTER RETIREMENT TRUST By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

DDJ HIGH YIELD FUND By: DDJ Capital Management, LLC, its attorney-in-fact, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

GMAM INVESTMENT FUNDS TRUST II, FOR THE ACCOUNT OF THE PROMARK ALTERNATIVE HIGH YIELD BOND FUND (ACCOUNT NO. 7M2E)

By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund, in its capacity as investment manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

[Signature Page to Amendment No. 1]

GMAM INVESTMENT FUNDS TRUST By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust, in its capacity as investment manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

DDJ CAPITAL MANAGEMENT GROUP TRUST By: DDJ Capital Management, LLC, as attorney-in-fact, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

STICHTING PENSIOENFONDS HOOGOVENS By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

[Signature Page to Amendment No. 1]

J.C. PENNEY CORPORATION, INC. PENSION PLAN TRUST By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

STICHTING BEWAARDER INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL By: Syntrus Achmea Asset Management, as asset manager By: DDJ Capital Management, LLC, as subadviser, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN By: DDJ Capital Management, LLC, in its capacity as investment manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

[Signature Page to Amendment No. 1]

STICHTING PENSIOENFONDS METAAL EN TECHNIEK By: DDJ Capital Management, LLC, in its capacity as Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

STICHTING PENSIOENFONDS VAN DE METALEKTRO (PME) (f/k/a STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR DE METALEKTRO) By: DDJ Capital Management, LLC, in its capacity as Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST By: DDJ Capital Management, LLC, in its capacity as Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

[Signature Page to Amendment No. 1]

HOUSTON MUNICIPAL EMPLOYEES PENSION SYSTEM By: DDJ Capital Management, LLC, in its capacity as Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory
DDJ TOTAL RETURN LOAN FUND, L.P. By: GP Total Return, LP, its General Partner By: GP Total Return, LLC, its General Partner By: DDJ Capital Management, LLC, Manager, as a Lender

By	/s/ Anthony M. Ranaldi
Name: Anthony M. Ranaldi Title: Authorized Signatory

By	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy Title: Authorized Signatory

GENERAL MOTORS WELFARE BENEFIT TRUST (VEBA)

State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Welfare Benefit Trust (VEBA) as directed by DDJ Capital Management, LLC, and not in its individual capacity, as a Lender

By	/s/ Jason R. Butler
Name: Jason R. Butler Title: Vice President State Street Bank & Trust Co.

[Signature Page to Amendment No. 1]

CASPIAN SELECT CREDIT MASTER FUND, LTD. By: Mariner Investment Group, as Investment Advisor, as Lender

By	/s/ Charles R. Howe II
Name: Charles R. Howe II Title: President

[Signature Page to Amendment No. 1]

CASPIAN CAPITAL PARTNERS, L.P. By: Mariner Investment Group, as Investment Advisor, as Lender

By	/s/ Charles R. Howe II
Name: Charles R. Howe II Title: President

[Signature Page to Amendment No. 1]

MARINER LDC By: Mariner Investment Group, as Investment Advisor, as Lender

By	/s/ Charles R. Howe II
Name: Charles R. Howe II Title: President

[Signature Page to Amendment No. 1]

CASPIAN CORPORATE LOAN FUND, LLC By: Mariner Investment Group LLC, as Investment Advisor, as Lender

By	/s/ Charles R. Howe II
Name: Charles R. Howe II Title: President

[Signature Page to Amendment No. 1]

MADISON PARK FUNDING I, LTD, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

MADISON PARK FUNDING III, LTD, as Lender By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

MADISON PARK FUNDING IV, LTD, as Lender By: Credit Suisse Alternative Capital, Inc., as collateral manager

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

MADISON PARK FUNDING V, LTD, as Lender By: Credit Suisse Alternative Capital, Inc., as collateral manager

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ATRIUM IV, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ATRIUM V By: Credit Suisse Alternative Capital Inc., as collateral manager, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ATRIUM VI By: Credit Suisse Alternative Capital Inc., as collateral manager, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

CREDIT SUISSE SYNDICATED LOAN FUND

By: Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 1]

CADOGAN SQUARE CLO B.V., as Lender

By	/s/ Roberta Girard
Name: Roberta Girard Title: Vice President

By	/s/ Daragh Murphy
Name: Daragh Murphy Title: Vice President

[Signature Page to Amendment No. 1]

CADOGAN SQUARE CLO II B.V., as Lender

By	/s/ Daragh Murphy
Name: Daragh Murphy Title: Vice President

By	/s/ Roberta Girard
Name: Roberta Girard Title: Vice President

[Signature Page to Amendment No. 1]

CADOGAN SQUARE CLO IV B.V., as Lender

By	/s/ Daragh Murphy
Name: Daragh Murphy Title: Vice President

By	/s/ Roberta Girard
Name: Roberta Girard Title: Vice President

[Signature Page to Amendment No. 1]

XELO II PLC, as Lender

By	/s/ Daragh Murphy
Name: Daragh Murphy Title: Vice President

By	/s/ Roberta Girard
Name: Roberta Girard Title: Vice President

[Signature Page to Amendment No. 1]

MERCED PARTNERS II, L.P.

By:	Lydiard Partners, L.P., General Partner, as Lender

By	/s/ Stuart Brown
Name: Stuart Brown Title: Authorized Signer

[Signature Page to Amendment No. 1]

MERCED PARTNERS LIMITED PARTNERSHIP

By:	Global Capital Management, Inc., General Partner, as Lender

By	/s/ Stuart Brown
Name: Stuart Brown Title: Authorized Signer

[Signature Page to Amendment No. 1]

RIVERSOURCE BOND SERIES, INC. – RIVERSOURCE FLOATING RATE FUND, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[Signature Page to Amendment No. 1]

CENTURION CDO VI, LTD. By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENTURION CDO VII, LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENTURION CDO 8, LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENTURION CDO 9, LTD. By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENT CDO 10 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENT CDO XI, LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENT CDO 12 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENT CDO 14 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

CENT CDO 15 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 1]

AVENUE INVESTMENTS, LP, as Lender

By	/s/ Marc Lasry
Name: Marc Lasry Title: Managing Member

[Signature Page to Amendment No. 1]

GRAND CENTRAL ASSET TRUST, MAR SERIES, as Lender

By	/s/ Adam Jacobs
Name: Adam Jacobs Title: Attorney-in-Fact

[Signature Page to Amendment No. 1]

GRAND CENTRAL ASSET TRUST, SIL SERIES, as Lender

By	/s/ Andrew Valko
Name: Andrew Valko Title: Attorney-in-Fact

[Signature Page to Amendment No. 1]

ARTIO GLOBAL MANAGEMENT LLC ON BEHALF OF: — ARTIO GLOBAL HIGH INCOME FUND — ARTIO GLOBAL HIGH INCOME FUND LLC — ARTIO GLOBAL GROUP TRUST — CALIFORNIA TEACHERS RETIREMENT SYSTEM, as Lender

By	/s/ Raffaele J. Senese, Jr.
Name: Raffaele J. Senese, Jr. Title: PM

[Signature Page to Amendment No. 1]

DRY BROOK CREDIT OPPORTUNITIES MASTER FUND, LTD., as Lender

By	/s/ Tanya Pulver
Name: Tanya Pulver Title: Managing Director, Citi Alternative Investments (CAI),

Advisor to Dry Brook Credit Opportunities Master Fund, Ltd.

[Signature Page to Amendment No. 1]

PEMBROKE CBNA LOAN FUNDING LLC, as Lender

By	/s/ Erin Holmes
Name: Erin Holmes Title: Officer

[Signature Page to Amendment No. 1]

CITIBANK, NA, as Lender

By	/s/ Brian Blessing
Name: Brian Blessing Title: Attorney-in-Fact

[Signature Page to Amendment No. 1]

ANNEX A

Restated Schedules

Omitted from filing.